Long-term bank loan	12 Months Ended
Sep. 30, 2018
Long-term Debt, Unclassified [Abstract]
Long-term bank loan

Note 8 — Long-term bank loan

On July 4, 2017, the Company entered into a loan agreement with Jianxin Bank of Lishui to borrow RMB 4.4 million (equivalent of $640,455) for working capital needs. The loan matures on May 15, 2019 with an annual effective interest rate of 9.6%. The principle is due in full on the maturity date. The loan is guaranteed by Lishui Jiuanju Trade Co., Ltd., and Wangfeng Yan, two unrelated parties, as well as two principal officers of the Company. The Company plans to extend the borrowing and renew this loan upon its maturity.